UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

CombiMatrix Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33523	47-0899439
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

310 Goddard, Suite 150, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2017, pursuant to the authority granted under the CombiMatrix Corporation 2006 Stock Incentive Plan, the Compensation Committee of CombiMatrix Corporation (the “Company”) approved an amendment and restatement of the Company’s 2017 Executive Performance Bonus Plan (the “2017 Bonus Plan”) that was adopted on January 31, 2017 and previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2017. The amendment and restatement of the 2017 Bonus Plan modifies the bonus payment schedule thereunder such that (i) if semi-annual bonus targets are achieved, the semi-annual cash bonus payments will be paid once the Company’s June 30, 2017 financial statements are prepared and reported to the Compensation Committee, and will be paid out within seventy-five days following June 30, 2017; and (ii) if annual bonus targets are achieved, the annual cash bonus payments will be paid once the Company’s auditors have completed their annual audit of the Company’s consolidated financial statements, and will be paid out within seventy-five days following December 31, 2017. In order to receive a bonus payment, the participant must be employed by the Company or its subsidiary at the time bonuses are computed and distributed.

The foregoing information is qualified in its entirety by reference to the actual terms of the Amended and Restated 2017 Bonus Plan attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CombiMatrix Corporation (the “Company”) held its 2017 annual meeting of stockholders on June 14, 2017. The following proposals were approved according to the following final voting results:

To elect the six (6) directors named in the proxy statement to serve until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified:

Director Candidate	For	Withheld	Broker Non-Votes

Robert E. Hoffman	648,298	143,509	1,078,541
R. Judd Jessup	653,887	137,920	1,078,541
Jeremy M. Jones	645,631	146,176	1,078,541
Mark McDonough	737,006	54,801	1,078,541
Dirk van den Boom, Ph.D.	740,076	51,731	1,078,541
Lâle White	734,390	57,417	1,078,541

To approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and to effect various other changes thereunder, as described in the proxy statement:

For	499,488
Against	289,667
Abstain	2,652
Broker Non-Votes	1,078,541

To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for 2017:

For	1,847,019
Against	12,194
Abstain	11,135
Broker Non-Votes	0

Item 9.01.	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

10.1	Amended and Restated 2017 Executive Performance Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION
(Registrant)

Dated: June 19, 2017	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer